Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated May 3, 2021
Important Notice Regarding Changes in Fund Name, Fees and Investment Strategies for Invesco Low Volatility Equity Yield Fund
The purpose of this supplement is to provide you notice of changes to the current Prospectuses and Statement of Additional Information (“SAI”) of Invesco Low Volatility Equity Yield Fund. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
On April 26, 2021, the Board of Trustees (the “Board”) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”) approved changes to the name, management fees, principal investment strategies and 80% investment policy of Invesco Low Volatility Equity Yield Fund (the “Fund”) in connection with repositioning the Fund to one that seeks to provide shareholders with high levels of income, consistent with the Fund’s current investment objective, by investing in a portfolio of primarily U.S. issuers of equity securities, equity-linked notes and other securities, while providing some downside protection in the event of broad equity market downturns and also providing equity market upside participation. Shareholders of the Fund should be aware that, in connection with the Fund’s repositioning, the changes outlined below will be effectuated on or about July 15, 2021.
Due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and potentially increased capital gain distributions to shareholders.
Effective on or about July 15, 2021, the Fund’s Summary and Statutory Prospectuses and SAI will be revised to reflect the following:
1. The Fund will be renamed “Invesco Income Advantage U.S. Fund.”
2. The following or similar information regarding the Fund’s new 80% investment policy and principal investment strategies will replace in its entirety similar information appearing in the sections of the Fund’s Summary and Statutory Prospectuses that discuss the Fund’s strategies:
The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and equity-linked notes designed to generate high income while providing some downside protection in the event of broad equity market downturns and also providing equity market upside participation. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. Equity-linked notes (ELNs) are counted toward the foregoing 80% policy to the extent they have economic characteristics similar to the securities included within that policy. The Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) it (alone or through its consolidated subsidiaries) derives 50% or more of its annual revenue from goods produced, sales made, or services performed in the U.S.; or (iii) it is organized under the laws of, or has a principal office in, the U.S.
The Fund invests primarily in U.S. equity securities, including common and preferred stock and ELNs. The Fund may also invest in real estate investment trusts (REITs), which are trusts that sell equity and/or debt securities to investors and use the proceeds to invest in real estate or interests therein.
The Fund invests in ELNs, which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities and a related equity derivative, such as a put or call option, in a single note form (typically senior, unsecured debt) issued by financial institutions. The Fund will invest in ELNs that reference either a broad-based equity security index or an exchange-traded fund that passively tracks such an index. The Fund’s portfolio of ELNs will be constituted by positions in short-term ELNs issued by a diversified group of U.S. and international financial institutions and cash and cash equivalents. The Fund’s investment in ELNs can represent up to 50% of the Fund’s net assets, but is expected to be in the range of 15% to 50%. The Fund’s investment in ELNs will be adjusted periodically to achieve the Fund’s desired yield.
The Fund can invest in derivative instruments including futures contracts. A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including index futures, to gain exposure to the broad market in connection with managing cash balances.
The Fund can hold long and short positions in equity index futures to hedge against adverse movements in the equity markets. A long position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset, and a short position involves the Fund writing (selling) a derivative with the anticipation of a price decrease of the underlying asset.
LVEY-SUMSTATSAI-SUP

The portfolio managers aim to construct a diversified portfolio that generates high income while providing downside protection against broad equity market drawdowns and providing equity market upside participation. The Fund’s equity exposure will be achieved primarily through investments that track a broad-based equity market index that emphasizes the factors to which the portfolio managers seek to gain market exposure, including but not limited to, the factors of momentum, value, quality and low volatility; which index(es) may be developed by Invesco’s affiliate, Invesco Indexing LLC, or third-party providers. The Adviser maintains full and sole discretion on whether to use or not use an index (or use it in combination with other indices), and anticipates that the composition of the Fund’s equity portfolio will change over time. The factors themselves and the allocations to each factor may also change over time and the portfolio managers may emphasize different factors or indices in the future based on market, economic and other conditions.
The portfolio managers also seek to construct a portfolio of high-income, short-term ELNs with a focus on downside protection. The portfolio managers seek to enhance portfolio diversification by staggering the maturity dates of the ELNs to create more consistent returns over time. The portion of the ELN portfolio maintained in cash and cash equivalents is aimed at providing additional downside protection by limiting the ELN portfolio’s exposure to broad equity market risk. The portion of the Fund’s assets allocated between the equity portfolio and ELN portfolio will be actively adjusted on a periodic basis to balance yield targets, equity participation with less volatility, and downside protection.
The Fund may hold up to 25% of its assets in cash or cash equivalents, including treasury bills and money market funds, outside of the ELN portfolio in an effort to maintain high liquidity and a downside buffer.
3. The sections of the Fund’s Summary and Statutory Prospectuses that discuss the Fund’s risks will be updated to remove “Foreign Securities Risk” and “Environmental, Social and Governance (ESG) Considerations Risk,” and to include additional risks that correspond with changes to the Fund’s principal investment strategies, including, but not limited to, the following risks:
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Equity-Linked Notes Risk. Investments in ELNs are susceptible to the risks of their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An ELN investment is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund may not be repaid the principal amount of, or income from, its investment. ELNs may also be less liquid than more traditional investments and the Fund may be unable to sell ELNs at a desirable time or price. In addition, the price of ELNs may not correlate with the underlying securities or a fixed income investment.
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial services sector which could adversely affect the profitability of such companies. Financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
Short Position Risk. The Fund will incur a loss on a short position if the price of the asset sold short increases from the short sale price. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. Short sales are speculative transactions and involve greater reliance on the investment adviser’s ability to accurately anticipate the future value of an asset or markets in general. Any gain on a short position is decreased, and any loss is increased, by the amount of any payment, dividend, interest or other transaction costs that the Fund may be required to pay with respect to the asset sold short. The counterparty to a short position or market factors, such as a sharp increase in prices, may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, both positions may decline simultaneously, in which case the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
LVEY-SUMSTATSAI-SUP

Indexing Risk. Certain portions of the Fund’s assets may be managed pursuant to an indexing approach (Indexed Assets) and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Indexed Assets. Ordinarily, the Fund will not sell portfolio securities of the Indexed Assets except to reflect additions or deletions of the securities that comprise the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), or as may be necessary to raise cash to pay Fund shareholders who redeem Fund shares. As such, the Indexed Assets, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. There is no guarantee, however, that the Fund will be able to correlate the performance of the Indexed Assets with that of the Underlying Index because the Fund’s ability to correlate performance of the Indexed Assets, before expenses, may be affected by many factors, including, but not limited to, the manner in which the Underlying Index is calculated; the differences between the securities held in the Indexed Assets and those included in the Underlying Index; transaction costs; pricing differences; fees and expenses incurred by the Fund, but are not incurred by the Underlying Index; and the Fund’s holding of cash. This risk may be heightened during times of market volatility or other unusual market conditions.
Cash/Cash Equivalents Risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
4. The Fund will change its broad-based securities market benchmark to the S&P 500 Index.
5. The Fund's expense limits will be lowered to 1.06%, 1.81%, 1.31%, 0.81%, 1.06%, 0.81% and 0.81%, respectively, for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, pursuant to a new contractual fee waiver agreement with the Adviser.
6. The following information will replace in its entirety the information appearing under the heading “Management of the Fund” in the Summary Prospectus:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Managers	Title	Length of Service on the Fund
Scott Wolle	Portfolio Manager (lead)	2021

Mark Ahnrud	Portfolio Manager	2021

John Burrello	Portfolio Manager	2021

Chris Devine	Portfolio Manager	2021

Scott Hixon	Portfolio Manager	2021

Christian Ulrich	Portfolio Manager	2021

7. The following information will replace in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
Investment management decisions for the Fund are made by the investment management team at Invesco. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Scott Wolle (lead manager), Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 1999.
▪
Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 2000.
▪
John Burrello, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 2012.
▪
Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 1998.
▪
Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 1994.
▪
Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 2000.
LVEY-SUMSTATSAI-SUP

A lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
8. The Fund’s 80% investment policy under the “Description of the Funds and Their Investments and Risks — Fund Policies — Non-Fundamental Restrictions” section of the SAI will be replaced with the following:
Invesco Income Advantage U.S. Fund invests, under normal circumstances, at least 80% of its assets in securities of U.S. issuers.
A revised Summary Prospectus, Statutory Prospectus and SAI that reflect these changes will be available once the repositioning is effective.
LVEY-SUMSTATSAI-SUP